Exhibit 10.1.49

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

Amendment #3

To the

2Ku In-Flight Connectivity Services Agreement

This Amendment #3 (“Amendment”) to the 2Ku In-Flight Connectivity Services Agreement is made as of April 13, 2017 (“Amendment Date”), by and between Delta Air Lines, Inc. (“Delta”) and Gogo LLC (“Gogo”). Capitalized terms used herein that are not otherwise defined shall have the meanings given to such terms in the Original Agreement (as such term is defined below).

WHEREAS, Delta and Gogo are parties to the 2Ku In-Flight Connectivity Services Agreement dated as of April 1, 2015 (the “Original Agreement”), under which Gogo provides installation of certain equipment and provision of services related to Gogo’s 2Ku Connectivity Services;

WHEREAS, Delta and Gogo, desire to amend the Original Agreement to provide for 2Ku Connectivity Services on certain Existing and Additional Fleet Type A/C;

NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein, Delta and Gogo agree to amend the Original Agreement as follows:

1.	The Connectivity Service Rates for Chargeable Data Usage table set forth in paragraph 4 of Addendum 1 to the Original Agreement is hereby deleted and replaced by the table in Exhibit 1 attached hereto.

2.	The following language is added to Appendix 1 (“Data Usage Addendum”) as a new Section 3a:

a.	[***].

This Amendment #3 contains the entire understanding among the parties, and supersedes any prior written or oral agreement between them, respecting the subject matter hereof. This Amendment shall be governed by the same laws and in the same manner as the Original Agreement. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the Amendment Date.

DELTA AIR LINES, INC.		GOGO LLC

/s/ Jerry Rose		/s/ Michael Small
By: Jerry Rose		By: Michael Small
Title: General Manager, Supply Chain Management		Title: President and Chief Executive Officer

Date:	April 27, 2017	Date:	June 7, 2017

Exhibit 1

Connectivity Services Rates for Chargeable Data Usage

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